As filed with the U.S. Securities and Exchange Commission on April 19, 2023
Registration Nos. 033-91226
811-06025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

Registration Statement
Under the Securities Act of 1933	☐
Post-Effective Amendment No. 32	☒
and/or

Registration Statement
Under the Investment Company Act of 1940	☐
Amendment No. 128	☒

Metropolitan Life Separate Account UL
(Exact Name of Registrant)

Metropolitan Life Insurance Company
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Stephen W. Gauster, Esq.
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner, Esq.
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: May 1, 2023
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2023
Group Variable Universal Life Insurance Policies
Issued by Metropolitan Life Separate Account UL of
Metropolitan Life Insurance Company
Prospectus
This Prospectus provides you with important information about the Group Variable Universal Life Policies (“Group Policies”) and the certificates issued under the Group Policies (“Certificates”) of Metropolitan Life Insurance Company (“Metropolitan Life,” “MetLife,” “we,” “our,” “us” or “the Company”). However, we will also issue a Group Policy to the Employer and Certificates to the Employees which are separate documents from the Prospectus. There may be differences between the description of the Group Policy and the Certificate contained in this Prospectus and the Group Policy issued to the Employer and the Certificate issued to the Employee due to differences in state law. Please consult the Group Policy and the Certificate for the provisions that apply in your state.
The Group Policies are designed to make available to Employees under the Certificates:
•
Life insurance coverage for Employees (and/or their spouses) of Employers who purchase a Group Policy;
•
Flexible premium payments, including the option of paying premiums through payroll deduction for Employees;
•
A death benefit that varies because it includes the Employee's cash value in addition to a fixed insurance amount; and
•
Ownership rights of Employees set forth in a certificate (“Certificate”) issued in connection with the Group Policy.
You allocate net premiums to and may transfer cash value among a fixed interest account (“Fixed Account”) and the following Metropolitan Life Separate Account UL Divisions (Divisions may be referred to as “Investment Divisions” in the Policy and marketing material) which invest in the Portfolios listed in Appendix A.
If you are a new investor in the Certificate, you may cancel your Certificate within the later of: 10 days after you receive the Certificate; and 45 days after we receive the completed enrollment form without paying fees or penalties. In some states, this cancellation period may be longer. If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires). You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov
Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None	—
Transaction Charges
You may be subject to transaction charges if you surrender your
Certificate or make a partial withdrawal. You may also be charged for other transactions, such as when you make a premium payment or transfer cash value between investment options, or exercise your
Accelerated Benefits Option Rider.
“Charges and Deductions — Charges Deducted from Premiums; Other Charges”
Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the
Certificate is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction
covering the cost of insurance under the Certificate and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person, as well as the Group characteristics). There is also a monthly administration fee. Please refer to the specifications page of your Certificate for applicable rates.
You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table:
				“Charges and Deductions – Charges Included in the Monthly Deduction” “Charges and Deductions – Charges against the Separate Account”
	ANNUAL FEE	MIN	MAX
	Investment options (Portfolio fees and charges)	0.28%	0.85%
	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Certificate, including loss of principal.	“Principal Risks”
Not a Short-Term Investment
The Certificates are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make
premium payments and you may also pay a transaction charge when surrendering the Certificate. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
“Principal Risks”
Risks Associated with Investment Options
An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the
performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account investment option)
has its own unique risks. You should review the investment options before making an investment decision.
“Principal Risks”
Insurance Company Risks
Investments in the Certificate are subject to the risks related to
Metropolitan Life, including any obligations (including under any
Fixed Account investment option), guarantees, and benefits of the
Certificate, which are subject to the claims paying ability of
Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings.
“Principal Risks”
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Contract Lapse
Your Certificate may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the Cash Surrender Value under your Certificate is insufficient to cover the monthly deduction. Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. If the Certificate lapses, no death benefit will be paid. A Certificate may be reinstated if the conditions for reinstatement are met including the payment of required premiums.
“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
At the present time, no charge is assessed against the cash value of a
Certificate when amounts are transferred among the Divisions of the
Separate Account and between the Divisions and the Fixed Account, but we reserve the right to impose a charge of $25 to cover
administrative costs incurred in processing any transfer. Certificate
Owners may transfer cash value between and among the Divisions and the Fixed Account. In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any
Certificate year is the greater of: (i) $200 and (ii) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years). Restrictions may apply to frequent transfers.

Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the
Certificate.
“Cash Value, Transfers and Withdrawals – Cash Value Transfers”
Optional Benefits
Rider availability is subject to your Employer making the rider available. Depending upon your Employer’s requirements, certain
Certificate riders may only be able to be added to in force
Certificates during the Employer’s annual enrollment. With respect to the dependent life benefit (child coverage, or spouse coverage), depending upon your Employer's elected rider benefit, you may also need to be on active status. You should check with your Employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit (child coverage, or spouse coverage).
“Optional Rider Benefits”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Certificate.

Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences.
“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of a Certificate, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
“Sales of Certificates”
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	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Certificate. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing
Certificate.
“Sales of Certificates”
OVERVIEW OF THE  CERTIFICATE
Purpose of the Certificate
The Certificate is designed for use in Employer-sponsored life insurance programs to provide Employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Certificate may be appropriate for an investor who has a longer time horizon, is not purchasing the Certificate for short-term liquidity needs and desires life insurance coverage.
Payment of Premiums
You can make premium payments, through: (i) Payroll Deduction-Where provided by your Employer , you may pay premiums through payroll deduction. Your Employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your Employer may send payroll deductions to us as much as 30 days after the deduction is made; (ii) Planned periodic payments-If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually. The first premium may not be less than the planned premium; and (iii) Unscheduled premium payment option-You also can make other premium payments at any time which must be at least $100. You may not pay premiums that exceed tax law premium limitations for life insurance policies. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s Cash Surrender Value. Insufficient premiums may result in lapse of the Certificate. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Certificate
The Certificate has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Transfers and Systematic Investment Strategies. You may transfer cash value among the Divisions and the Fixed Account, subject to certain limits, including restrictions on frequent transfers (see “Cash Value, Transfers and Withdrawals”). If elected by your Employer, you may also choose the RebalancerSM, a systematic investment strategy.
Specified Face Amount of Insurance. Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your Employer and subject to our underwriting requirements. In certain cases, we will automatically increase the
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specified face amount at each Employee's salary increase on dates chosen by the Employer. You may also decrease the specified face amount.
Standard Death Benefit. The standard death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.
Surrenders, Partial Withdrawals and Loans. Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender your Certificate for its Cash Surrender Value.
Tax Advantages. If you meet certain requirements, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. The death benefit may be subject to federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.
If the Certificate is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Certificate years, in certain circumstances, a distribution may be subject to tax on an income-out-first basis if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid). Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a modified endowment contract are subject to the 10% penalty tax.
Optional Rider Benefits. You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. These are the Disability Waiver of Monthly Deduction Benefit, Accelerated Benefits Option, Accidental Death Benefit, Accidental Death or Dismemberment Benefit and Dependent Life Benefits (spouse coverage and children coverage). We will deduct any charges for the rider(s) as part of the monthly deduction.
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit. (“Paid-up” means no further premiums are required.)
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to your Certificate’s specifications page for information about the specific fees you will pay each year based on the options that you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Certificate, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
State premium tax charge[1]	On payment of premium	2.55%[2]
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Charge	When Charge is Deducted	Amount Deducted
Federal premium tax charge[1]	On payment of premium	0.35% of each premium payment
Surrender, withdrawal and loan transaction fees[3]	On surrender, withdrawal or loan	$25
Transfer Fee	On transfer of cash value among Divisions or to or from the Fixed Account	$25 per transfer[4]
Accelerated Benefits Rider Administrative Charge	At the time the Benefit is paid.	$150[4]
1
Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on the amount of premium payments received under all Certificates issued in connection with the Group Policy. We will waive the state premium tax charge for Internal Revenue Code (the “Code”) Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge, as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges, from another MetLife policy to a Certificate.
2
Currently, we are charging covered Employer groups rates up to 2.55%, which reflect the average state premium taxes currently being charged for the group. There is no specific maximum rate we may charge.
3
The transaction fee is the lesser of 2% of the amount withdrawn or $25.00. Generally, we will not make any transaction charge for the surrender of a Certificate because of the termination of an Employer’s participation in the Group Policy. We are not currently imposing this charge. See your Certificate for more details.
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We are currently waiving this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Cost of term insurance(1)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured (2)		$0.26 per $1,000 of net amount at risk
Mortality and Expense Risk Charge(3)	Daily	Effective annual rate of 0.90% of the cash value in the Separate Account
Administration charge(4)	Monthly	$5
Loan Interest Spread(5)	Annually	Annual rate of 2% of the loan amount
Optional Benefit Charges:
Disability waiver of monthly deduction benefit(2),(6)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $100 of waived premium
•Charge for a Representative Insured (2)		$0.26 per $100 of waived premium
Accidental death benefit(2),(6)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured(2)		$0.26 per $1,000 of net amount at risk
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	When Charge is Deducted	Amount Deducted
Accidental death or dismemberment benefit(2),(6)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured(3)		$0.40 per $1,000 of net amount at risk
Dependent life benefits (spouse coverage only)(2)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured (2)		$0.26 per $1,000 of net amount at risk
Dependent life benefits (children coverage only)(2)
•Minimum and Maximum Charge	Monthly	$0.06 to $53.24 per $1,000 of net amount at risk
•Charge for a Representative Insured(2)		$0.26 per $1,000 of net amount at risk

The cost of insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. The cost of insurance charge may not be representative of the charge that any particular Certificate Owner would pay. See “Charges and Deductions — Cost of Insurance” in the Prospectus for a more detailed discussion of factors affecting this charge. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.

A Representative Insured is a person that is age 45 in a hypothetical group derived from all groups to whom the Group Policy is offered. The Charge for a Representative Insured under the Dependent life coverage (children coverage) is the current charge that a Certificate Owner pays for all the Certificate Owner’s children covered under the rider.

Currently, we charge an effective annual rate of .45% of the cash value in the Separate Account. There may be differences in this charge for different Employer groups based on differences in the levels of mortality and expense risks. See “Charges and Deductions — Certificate Charges — Charge Against the Separate Account” in the Prospectus for a fuller description of how this charge may vary.

This charge for a Certificate may vary based on differences in the levels of administrative services performed by us and by the Employer for the specific group under which the Certificate is issued. Currently, we charge between $0 and $3 per certificate. For certain groups, this charge is included in the overall cost of insurance charge.

We charge interest on Certificate loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. Currently the spread is equal to an annual rate of 0.25% of the loan amount.

The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Term Insurance.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Certificate. A complete list of the Portfolios available under the Certificate, including their annual expenses, may be found in Appendix A.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.85%

PRINCIPAL RISKS
This Prospectus discusses the risks associated with purchasing the Certificate. Prospectuses for the Portfolios discuss the risks associated with investment in the Portfolio described therein. Each of the Divisions that is available to you under the Certificate invests solely in a corresponding “Portfolio” of an underlying mutual fund (“Fund”).
Investment Risk. MetLife does not guarantee the investment performance of the Divisions and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct certain Certificate fees and charges from your Certificate’s cash value, which can significantly reduce your Certificate’s cash value. During times of poor investment performance, these deductions may have an even greater impact on your Certificate’s cash value. It is possible to lose your full investment and your Certificate could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate stated in your Certificate.
Surrender and Withdrawal Risks (Short-Term Investment Risk). The Certificates are designed to provide lifetime insurance protection. THEY ARE NOT OFFERED PRIMARILY AS AN INVESTMENT, AND ARE NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. You should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate’s cash value in the near future.
Risk of Lapse. Your Certificate may lapse without value if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your Cash Surrender Value is not enough to pay the monthly deduction, your Policy will lapse without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Certificate does lapse, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. In certain situations your Certificate may also terminate if your Employer ends its participation in the Group Policy.
Certificate Charge and Expense Increase. We have the right to increase certain Certificate charges.
Limitations on Access to Cash Value. We limit partial withdrawals of cash value from the Certificates to amounts not less than $200 and in some cases, for amounts you request to withdraw from the Fixed Account, not more than the greater of (a) $200, and (b) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Limitations on Transfers. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund’s prospectus for more details. The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. The minimum amount you may withdraw is $200.
Tax Risks. We anticipate that the Certificate should generally be deemed a life insurance contract under federal tax law. Assuming that a Certificate qualifies as a life insurance contract for income tax purposes, you should not be deemed to be in receipt of any portion of your Certificate’s cash value until there is an actual distribution from the Certificate. Moreover, insurance proceeds payable under the Certificate should be excludable from the gross income of the Beneficiary. Although the Beneficiary generally should not have to pay federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.
If you pay more than a certain amount of premiums, you may cause your Certificate to become a “modified endowment contract.” If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds) to the extent of any gains in your Certificate (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.
Loan Risk. Before taking a Certificate loan you should consider that interest payments on loans are generally not deductible for tax purposes, that under certain situations, Certificate loans could be considered taxable distributions, and that amounts held in your Certificate loan account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow. If you surrender your Certificate or if we terminate your Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans”). In addition, a Certificate loan increases the chances of our terminating your Certificate due to insufficient cash value and your Certificate's death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).
Pandemics and Other Public Health Issues. The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company's obligations under your Certificate, exposing the Company to risks and costs that the Company is unable to foresee or underwrite.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Certificate Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks. Certificates are subject to the risks related to Metropolitan Life. Any obligations (including under any Fixed Account investment option), guarantees of the Portfolios and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124 or by visiting https://www.metlife.com/about-us/corporate-profile/ratings.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military and other actions such as the Russia-Ukraine conflict, and heightened security measures may cause significant volatility in global financial markets and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of our investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Additionally, the performance of the Indexes may be adversely affected. This risk could be higher for Indexes with exposure to European or Russian markets, including the MSCI EAFE index. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, Employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
THE FIXED ACCOUNT
The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Note that the obligations of the Fixed Account are subject to the financial strength and claims-paying ability of MetLife. The minimum guaranteed interest rate will vary based on the provisions stated in the Certificate but will never be lower than 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.
We credit the guaranteed and excess interest on each “Valuation Date” (as defined below in “Other Certificate Provisions — When Your Requests Become Effective”). We guarantee the credited interest, and it becomes part of the Certificate’s cash value in the Fixed Account. We charge the portion of the monthly deduction that is deducted from the Fixed Account against the most recent premiums paid and interest credited thereto.

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.
SEPARATE ACCOUNT
The Separate Account receives premium payments from the Group Policies and Certificates described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to Policy Owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products that are funded through the Separate Account. The amount of the death benefit and any optional benefits that exceeds the Certificate’s cash value in the Separate Account is paid from our general account. Death benefits and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of MetLife. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
We are obligated to pay all amounts and other benefits to which you are entitled under the terms of your Certificate.
The investment adviser to certain of the Portfolios offered with the Group Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While we do not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Divisions. The Separate Account has subdivisions, called “Divisions.” Each Division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new Divisions to or eliminate Divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available Divisions and our Fixed Account. In some cases, your Employer retains the right to allocate the portion of any net premium it pays (rather than any premium you pay). If so, the Certificate will state this. Amounts you allocate to each Division receives the investment experience of the Division, and you bear this investment risk.
THE FUNDS
Each of the Funds is a “series” type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding Division of the Separate Account invests. You should read each Portfolio prospectus carefully.
Portfolios Available Under the Certificate
The Portfolios available under the Certificate including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contains information about each Fund and its Portfolios and may be obtained by visiting dfinview.com/metlife/tahd/MET000225 or calling (800) 756-0124.
Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.
Certain Payments We Receive with Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Certificates and, in MetLife’s role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners and Certificate Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2022, approximately 87% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection of Portfolios. We select the Portfolios offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we may include Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners.
We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
The Portfolio Share Classes that We Offer
The Portfolios offer various classes of shares, each of which has a different level of expenses. The Portfolio prospectuses may provide information for share classes or Portfolios that are not available through the Certificate. When you consult the Portfolio prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Certificate.
Substitution of Portfolios
If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Certificates, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close Divisions to allocation of premium payments or cash value, or both, for some or all classes of Certificates, at any time in our sole discretion.
Purchase and Redemption of Portfolio Shares by the Separate Account
As of the end of each Valuation Period (see “Valuation Period” description below in “Other Certificate Provisions — When Your Requests Become Effective”), purchases and redemptions of Fund shares for the Separate Account are made at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

•
The allocation of net premiums to the Separate Account;
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Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account);
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Certificate loans and loan repayments allocated to the Separate Account;
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Transfers to and among Divisions;
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Withdrawals and surrenders taken from the Separate Account; and
•
Deduction of any Fees and Charges taken from the Separate Account
Voting Rights
The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Certificate. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other Owners. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Portfolio shares in our own right, without input from you or any other Owners of variable life insurance policies or variable annuity contracts that participate in a Portfolio of a Fund.
Contacting Us
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at your Administrative Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Certificate loan; changing the specified face amount; taking a partial withdrawal; surrendering the Certificate; making transfer requests (including elections with respect to the systematic investment strategies); or changing your premium allocations. Your Administrative Office is our office at MetLife GVUL. The mailing address is MetLife GVUL; Suite 101; 11330 Olive Boulevard; St. Louis, MO 63141. We may name additional or alternate Administrative Offices. If we do, we will notify you in writing.
If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.
ISSUING A GROUP POLICY AND A CERTIFICATE
We will issue a Certificate to you as Owner. Unless your Employer has reserved otherwise, you will have all the rights under the Certificate, including the ability to name a new Owner or contingent Owner.
We may issue a Group Policy to an employer or association (“Employer”) or to a trust through which an employer participates. Generally, the minimum number of people in a group that is required before we will issue a Group Policy directly to an employer is 200 lives. However, we reserve the right to issue a Group Policy or provide coverage to an employer that does not meet this minimum.

Employees of Employers and members of associations (“employees”) may own Certificates issued under their Employer’s Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.
Generally, we will issue a Certificate only to an eligible Employee, or a spouse of an eligible Employee when permitted by the Employer. The person upon whose life the Certificate is issued is called the covered person. The Owner is generally the Employee unless the enrollment form designates someone else as Owner. For the purpose of computing the covered person’s age under the Certificate, we start with the covered person’s age on a day selected by your Employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your Employer and us.
The Date of Certificate is set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).
 PAYMENT AND ALLOCATION OF PREMIUMS
You can make planned periodic premium payments and unscheduled premium payments. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s Cash Surrender Value. If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.
Paying Premiums
You can make premium payments, subject to certain limitations discussed below, through:
•
Payroll Deduction: Where provided by your Employer, you may pay premiums through payroll deduction. Your Employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your Employer may send payroll deductions to us as much as 30 days after the deduction is made.
•
Planned periodic payments: If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
•
Unscheduled premium payment option: You also can make other premium payments at any time.
We do not accept premiums made in cash or by money order.
If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.
Please note that if your Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in the investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures.
Maximum and Minimum Premium Payments
•
The first premium may not be less than the planned premium.

•
Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
•
You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a Modified Endowment Contract (“MEC”), we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. In addition, we will notify you if your Policy becomes a MEC for any other reason and you may request that we refund any premium received that would cause the Certificate to become a MEC, increase your face amount so that the Policy does not become a MEC or acknowledge that you want your Policy to become a MEC.
Allocating Net Premiums
Generally, you indicate on your enrollment form the initial allocation of net premiums (your premiums minus the charges deducted from your premiums) among the Fixed Account and the Divisions. In some cases, your Employer has the right to allocate the portion of any net premiums it pays (but not any premiums that you pay) until the covered person retires (if the covered person is employed by your Employer) or the Certificate becomes portable. (See “Portable Certificate” under “Other Certificate Provisions — Effect of Termination of Employer Participation in the Group Policy.”) If you fail to provide allocation instructions, we may allocate net premiums as described in the application. The Certificate includes a description of your right to allocate net premiums.
The percentage of your net premium allocation into each of these Divisions must be a minimum of 10% and in whole numbers. You can change your allocations at any time by giving us written notification at our Administrative Office or in any other manner that we permit.
DEATH BENEFITS
If the Certificate is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the insured’s death.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest and to which the accountholder has immediate and full access, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by applicable state law.
Unless otherwise requested and subject to state law, the Certificate’s death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
The insurance proceeds equal:
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The death benefit provided on the date of death or the alternate death benefit; plus
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Any additional insurance proceeds provided by rider; minus
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Any unpaid Certificate loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.
The amount of the death benefit that exceeds the Certificate’s cash value is paid from our general account. Death benefit amounts paid from our general account are subject to the claims of our creditors.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary, Policy Owner or the Certificate Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Certificate’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact your Administrative Office at (800) 756-0124 in order to make a change to your Beneficiary designation.
Standard Death Benefit
The death benefit varies and equals the specified face amount of insurance of the Certificate plus the cash value on the date of death.
Alternate Death Benefit
In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit described above. The alternate death benefit is calculated by multiplying the Certificate’s cash value by a prescribed percentage. The prescribed percentage is determined by the covered person’s age at the time of the calculation and declines as the covered person grows older. The alternate death benefit is as follows:
Age of Covered Person at Death	% of Cash Value*
40 and less	250%
45	215%
50	185%
55	150%

Age of Covered Person at Death	% of Cash Value*
60	130%
65	120%
70	115%
75 to 90	105%
95	100%
*
For the ages not listed, the percentage decreases by a ratable portion for each full year.
During any period when your cash value is high enough that the alternate death benefit applies, your charges for insurance costs will be higher, since the effective amount of your coverage will be greater. In no event will the death benefit be less than the minimum insurance amount required under current federal income tax rules applicable to the definition of life insurance as in effect on the date your Certificate is issued.
Specified Face Amount
The specified face amount is the basic amount of life insurance specified in the Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in the Certificate. This amount will never be less than $10,000.
Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request. You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in the Certificate.
You may request an increase on dates determined by your Employer and set forth in the Certificate. If you are a qualifying Employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your Employer. However, you can notify us in writing at any time that you do not desire such automatic increases in the future. Any requirements as to the minimum amount of an increase are set forth in the Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person’s insurability.
Before you change your specified face amount you should consider the following:
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The insurance portion of your death benefit will change. This will affect the insurance charges, cash value and death benefit levels;
•
Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Certificate years, could then be taxed on an income first basis, even if the Certificate is not a modified endowment contract;
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The amount of additional premiums that the tax laws permit you to pay into the Certificate may increase or decrease. The additional amount you can pay without causing the Certificate to be a modified endowment contract for tax purposes may also increase or decrease (see “Federal Tax Matters — Modified Endowment Contracts”); and
•
The Certificate could become a modified endowment contract in certain circumstances.

CASH VALUE, TRANSFERS AND WITHDRAWALS
Cash Value
The Certificate’s cash value equals:
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The Fixed Account cash value; plus
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The Loan Account cash value; plus
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The Separate Account cash value.
The Certificate’s Cash Surrender Value equals your cash value minus:
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Any outstanding Certificate loans (plus any accrued and unpaid loan interest);
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Any accrued and unpaid monthly deduction; and
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Any surrender transaction fee.
Unless the Group Policy is still in its first year, we will, on the Investment Start Date for the Certificate, allocate your cash value among the Divisions as you requested your net premiums to be allocated in your enrollment form or a subsequent reallocation request. See “Investment Start Date” description below in “Other Certificate Provisions — When Your Requests Become Effective.” If the Group Policy is still in its first year, we will make this allocation 20 days after the Investment Start Date.
Thereafter, at the end of each Valuation Period the cash value in a Division will equal:
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The cash value in the Division at the beginning of the Valuation Period; plus
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All net premiums, loan repayments and cash value transfers into the Division during the Valuation Period; minus
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All partial cash withdrawals, loans and cash value transfers out of the Division during the Valuation Period; minus
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The portion of any charges and deductions allocated to the cash value in the Division during the Valuation Period; plus
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The net investment return for the Valuation Period on the amount of cash value in the Division at the beginning of the Valuation Period.
The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period. The cash value in a Division depends on the net investment experience of its corresponding Portfolio and reflects the fees and expenses of the Portfolio. We determine the cash value of a Division as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading.
Cash Value Transfers
The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. You may make transfers at any time after the Investment Start Date. In some cases, your Employer retains the right to transfer the portion of any net premiums it pays (but not any premiums you pay). The Certificate will set forth any such Employer rights.

In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of:
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$200 and
•
25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Any such limit does not apply to;
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a full surrender;
•
any loans taken;
•
any transfers under a systematic investment strategy
It is important to note that due to the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.
The Certificate includes a description of your cash value transfer rights. We do not charge for transfers. Currently, transfers are not taxable transactions.
Restrictions of Frequent Transfers
Frequent requests from Certificate Owners to transfer cash value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Certificate Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, we monitor transfer activity in the Portfolios below (the “Monitored Portfolios”):
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Invesco Global Equity Portfolio
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Baillie Gifford International Stock Portfolio
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MetLife MSCI EAFE® Index Portfolio
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MetLife Russell 2000® Index Portfolio
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T. Rowe Price Small Cap Growth Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round- trips” involving any Monitored

Portfolio in the given category. A roundtrip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Certificate to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under one of the systematic investment strategies described in the Prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Certificate Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Certificates. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Certificate Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Certificate Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Certificate Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Certificate Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Certificate Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance Policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Certificate Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Certificate Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Certificate Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Systematic Investment Strategies. For certain groups, you can choose the RebalancerSM You can also change or cancel your choice at any time. The RebalancerSM allows you to periodically redistribute amounts in the Fixed Account and the Divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.
These transfer privileges allow you to take advantage of investment fluctuations, but do not assure a profit nor protect against a loss in declining markets.
Surrender and Withdrawal Privileges
You can surrender the Certificate for its Cash Surrender Value. We may ask you to return the Certificate before we honor your request to surrender the Certificate. The proceeds will be paid in a single sum. If the insured dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate’s death benefit and its cash value, computed as of the surrender date.
You can make partial withdrawals if the withdrawal is at least $200.
Surrender and withdrawal requests are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Administrative Office. (Exceptions to this general rule are noted below.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The Valuation Date is each day on which the Exchange is open for trading.

The Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the Divisions of the Separate Account in the same proportion that the Certificate’s cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the Divisions.
As regards payment of amounts attributable to a check, we can wait for a reasonable time (15 days or less) to let the check clear.
Before surrendering the Certificate or requesting a partial withdrawal you should consider the following:
•
Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if the Certificate so states;
•
Amounts received may be taxable as income and, if your Certificate is a modified endowment contract, subject to certain tax penalties;
•
If you also decrease your specified face amount at the time of the withdrawal, the Certificate could become a modified endowment contract; and
•
For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal. In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.
Benefit at Final Date
The Final Date is the Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the covered person is living on the Final Date, we will pay the Cash Surrender Value of the Certificate to the Certificate Owner (generally the employee). The Certificate Owner will receive the Cash Surrender Value in a single sum.
Paid-Up Certificate Provision
Under this provision, you can choose to terminate the Certificate’s usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit under the Certificate. (“Paid-up” means no further premiums are required.) Thereafter, you may no longer allocate cash value to the Separate Account or the Fixed Account. You will receive in cash any remaining Cash Surrender Value that is not used to elect a paid-up benefit. The paid-up benefit must not be:
•
more than can be purchased using the Certificate’s Cash Surrender Value;
•
more than the death benefit under the Certificate at the time you choose to use this provision; or
•
less than $10,000.
Loan Privileges
You can borrow from us and use the Certificate as security for the loan. The amount of each loan must be:
•
At least $200; and
•
No more than 75% of the Cash Surrender Value (unless state law requires a different percentage to be applied, as set forth in your Certificate) when added to all other outstanding Certificate loans.
For certain Group Policies, we may charge a transaction fee of up to $25 for each loan if the Certificate so states.

As of your loan request’s Date of Receipt, we will:
•
Remove an amount equal to the loan, and an amount equal to the present value of the loan interest due, from your cash value in the Fixed Account and each Division of the Separate Account in the same proportion that the Certificate’s cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the Divisions. The present value of the loan interest due is the loan interest due at the next Certificate anniversary, discounted at an interest rate equal to the current Loan Account crediting rate;
•
Transfer such cash value to the Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Certificate loans, determined by us. This percentage charge is referred to as the Loan Interest Spread, described in further detail below and will not exceed 2%, and the minimum rate we will credit to the Loan Account will be 3% per year (for Group Policies issued prior to March 1, 1999, the minimum rate is 4%). At least once a year, we will transfer any interest earned in your Loan Account to the Fixed Account and the Divisions, according to the way that we then allocate your net premiums;
•
Charge you interest, which will accrue daily at a rate of up to 8% per year (which is the maximum rate we will ever charge). We will determine the current interest rate applicable to you at the time you take a loan. Your interest payments are generally due at the beginning of each Certificate year. However, we reserve the right to make interest payments due in a different manner. If you do not pay the amount within 31 days after it is due, we will treat it as a new Certificate loan.
Repaying your loans (plus accrued interest) is done by sending in payments at any time before the Final Date while the covered person is living. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the Divisions, in the same proportion that net premiums are then allocated.
Before taking a Certificate loan you should consider the following:
•
Interest payments on loans are generally not deductible for tax purposes;
•
Under certain situations, Certificate loans could be considered taxable distributions;
•
Amounts held in your Loan Account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow;
•
If you surrender the Certificate or if we terminate the Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters — Loans” below);
•
A Certificate loan increases the chances of our terminating the Certificate due to insufficient Cash Surrender Value. We will terminate the Certificate with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within the greater of (i) 61 days of the monthly anniversary, or (ii) 30 days after the date notice of the start of the grace period is mailed to you;
•
Your Certificate’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).

Optional Benefits
In addition to the standard death benefit associated with your Certificate, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description Of Restrictions Or Limitations
Disability Waiver of Monthly Deduction Benefit	This rider provides for the waiver of certain monthly deductions, upon proof of total disability.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Dependent Life Benefit — Children’s Term Insurance Benefit	This rider provides term life insurance coverage for the Employee's children.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer's elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

Dependent Life Benefit — Spouse Term Insurance Benefit	This rider provides term life insurance coverage for the Employee's spouse.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer's elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description Of Restrictions Or Limitations
Accidental Death Benefit	This rider provides benefits on the death of the covered person due to an accident.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Accelerated Benefits Rider	This rider permits the insured to accelerate a portion of the applicable death benefit if the Employee is terminally ill as defined in the rider.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Accidental Death or Dismemberment Benefit	This rider provides benefits on the death or dismemberment of the covered person due to an accident.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Paid-Up Certificate Benefit	Terminates the death benefit (and any riders in effect) and uses all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit.	Standard
The paid-up benefit must not
be more than can be
purchased using the
Certificate’s Cash Surrender
Value, more than the death
benefit under the Certificate
at the time you choose to use
this provision, or less than
$10,000.

Rebalancer(SM)	Allows you to redistribute amounts in the Fixed Account and the Divisions in the same proportion that the net premium are then being allocated on a quarterly basis.	Standard	You may elect this option if your Employer makes it available. You should ask your Employer if this option is available.
Disability Waiver of Monthly Deduction Benefit: Upon proof of disability, this rider provides for a waiver of monthly deduction amounts with respect to the specified face amount covered by the rider. If you purchased this rider and the insured became disabled as defined in the rider, while the policy and the rider were still in force the eligible portion of monthly deductions would be waived while the insured was disabled. An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Certificate’s termination. For this reason, it may be advantageous for the Owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
For example, If you become totally disabled as defined in the rider, your life insurance coverage remains in force, without premiums being paid. This waiver applies to both the GVUL insurance coverage and any associated rider coverages but does not include any optional investment premium or separate Spouse GVUL certificate.
Dependent Life Benefit - Children’s Term Insurance Benefit: This rider provides term insurance on the lives of children of the insured. Under the rider, we will pay the term insurance benefit to the Beneficiary upon the death of the insured child while the rider is in force.
For example, If you purchased this rider on your policy for a coverage amount of $2,000 and one of your children were to die while your policy and this rider were in force, we would pay a $2,000 benefit to the Beneficiary.
Dependent Life Benefit - Spouse Term Insurance Benefit: This rider provides term insurance on your spouse. Under the rider, we will pay the term insurance benefit to the beneficiary upon the death of the insured spouse while the rider is in force.
For example, If you purchased this rider on your policy for a coverage amount of $2,000 and your spouse were to die while your policy and this rider were in force, we would pay a $2,000 benefit to the Beneficiary.
Accidental Death Benefit: provides for the payment of an additional death benefit in the event of the insured’s death by accident. The amount of this death benefit is shown in the Rider Specifications. If you purchased the rider and sufficient premiums were paid such that both the policy and the rider were in force at the death of the insured and the death was accidental as defined in the rider, the Beneficiary would receive an additional death benefit under this rider.
For example, if the Policy benefit were $100,000 and the additional death benefit under this rider was $50,000, the Beneficiary in this scenario would receive a death benefit totaling $150,000.
Accelerated Benefits Rider: Under this rider, you may accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill, as defined in the rider. If you added this rider to your policy and both the policy and rider were in force at a time where the insured was determined to be terminally ill (per the terms of the rider), you could request an acceleration of some or all of the death benefit (subject to the minimums and maximums). Payment under this rider may affect eligibility for benefits under state or federal law.
For example, if the policy’s death benefit was $100,000, you could elect up to 80% of this amount minus any loan or loan interest outstanding.
Accidental Death or Dismemberment Benefit: This rider provides benefits on the death or dismemberment of the covered person due to an accident, as defined in the rider. If you added this rider to your policy and both the policy and rider were in force at a time when the covered accidental death or dismemberment occurred, you would receive the insurance amount.

For example, if the rider provided a benefit of $10,000 and the covered person was dismembered due to an accident as defined in the rider, the Beneficiary would receive $10,000.
Paid-Up Certificate Benefit: You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a paid up benefit. (Paid up means no further premiums are required.)
For example, If you have a Cash Surrender value of $10,000, you may terminate the death benefit and any riders in effect and purchase a paid up benefit for $10,000 which will be payable upon the insured’s death.
Rebalancer(SM): The Rebalancer allows you to periodically redistribute amounts in the Fixed Account and the Divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.
For example, if you elect the Rebalancer and allocate 50% of your premium to the Fixed Account and 50% to a Division in the Separate Account, each quarter we will redistribute amounts in the Fixed Account and the Division so that 50% is in the Fixed Account and 50% is in the Division of the Separate Account.
Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.
You should also consider:
•
That the amount of benefits provided under the rider is not based on investment performance of a Separate Account; but, if the Certificate terminates because of poor investment performance or any other reason, the rider generally will also terminate;
•
That there are tax consequences. You should consult with your tax adviser before purchasing one of the riders.
CHARGES AND DEDUCTIONS
Important Information Applicable to all Certificate Charges and Deductions
The charges discussed in the paragraphs that follow are all included in the Fee Tables. You should refer to these Fee Tables for information about the rates and amounts of such charges, as well as other information that is not covered below.
The Certificate charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume; and our profit expectations.
Services and benefits we provide:
•
the death benefit, cash, and loan benefits under the Certificate;
•
investment options, including premium allocations;
•
administration of elective options; and
•
the distribution of reports to Certificate Owners.
Costs and expenses we incur:

•
costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders);
•
overhead and other expenses for providing services and benefits;
•
sales and marketing expenses; and
•
other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
•
that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate; and
•
that the charges of providing the services and benefits under the Certificates exceed the charges we deduct.
Our revenue from any particular charge may be more or less than any costs or expenses that charge is intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the Mortality and Expense Risk charge and use such profits for any corporate purpose.
The following sets forth additional information about some of the Certificate charges.
Charges Deducted From Premiums
Charge for average expected state taxes attributable to premiums. We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Although premium taxes vary from state to state, we will charge one rate for each Employer group. We estimate the initial charge for each Employer group based on anticipated taxes to be incurred on behalf of each group during its first year of coverage. Thereafter, we will base this charge on anticipated taxes taking into account actual state and local premium taxes we incur on behalf of each Employer group in the prior year and known factors affecting the coming year’s taxes. This charge may vary based on changes in the law or changes in the residence of the Certificate Owners.
We may deduct this charge, as well as the charge for expected federal taxes attributable to premiums, either as a percent of premium or as part of the monthly deduction. In the latter case, the amount we deduct would depend on the amount of premiums paid by the group as a whole rather than the amount paid by you.
Currently, we are charging covered Employer groups rates up to 2.55%, which reflects the average state premium taxes currently being charged for the group. There is no specific maximum rate we may charge.
Charge for expected federal taxes attributable to premiums. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 0.35% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay with respect of your premiums.
Charges included in the Monthly Deduction
The Certificate describes the charges that are applicable to you as part of the monthly deduction. The monthly deduction accrues on each monthly anniversary starting with the Date of Certificate. However, we may make the actual deduction up to 45 days after each such monthly anniversary. We allocate the monthly deduction among the

Fixed Account and each of the Divisions of the Separate Account in the same proportion that the Certificate’s cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the Divisions.
Cost of insurance. This charge varies based on many factors. Each month, we determine the charge by multiplying your cost of insurance rate by the insurance amount. This is the amount we are at risk for if the insured dies, and the Fee Table earlier in this Prospectus calls it our “Net Amount at Risk.”
The insurance amount (or Net Amount at Risk) is the death benefit at the beginning of the Certificate month, minus the cash value at the beginning of the Certificate month. The insurance amount will be affected by changes in the specified face amount of the Certificate.
The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the alternate death benefit is in effect, then the insurance amount will increase and thus your cost of insurance will be higher.
The cost of insurance rate is based on:
•
The age and rate class of the covered person;
•
Group mortality characteristics;
•
The particular characteristics that are agreed to by your Employer and us, such as:
1.
The rate class structure;
2.
The degree of stability in the charges sought by your Employer; and
3.
Portability features; and
•
The amount of any surplus or reserves to be transferred to us from any previous insurer or from another of our policies.
The actual monthly cost of insurance rates will be based on our expectations as to future experience. The rates, however, will never exceed the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday (“1980 CSO Table”). The maximum guaranteed rates may be higher than the 1980 CSO Table because we use simplified underwriting and non-medical issue procedures whereby we may not require the covered person to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to our underwriting criteria. Our current rates are lower than 100% of the 1980 CSO Table in most cases.
We review our rates periodically and may adjust them based on our expectations of future experience. We will apply the same rates to everyone in a group who has had their Certificate for the same amount of time and who is the same age and rate class. We adjust the rates from time to time based on several factors, including:
•
the number of Certificates in force for each group;
•
the number of Certificates in the group surrendered or becoming portable during the period; and
•
the actual experience of the group.
As a general rule, the cost of insurance rate increases each year you own the Certificate, as the covered person’s age increases. Our use of simplified underwriting and non-medical issue procedures may result in higher cost of insurance charges for some healthy individuals.

Rate class relates to the level of mortality risk we assume with respect to a covered person. We and your Employer will agree to the number of classes and characteristics of each class. The classes may vary by smoker and nonsmoker, active and retired status, Owners of portable Certificates and other Owners, and/or any other non-discriminatory classes we and your Employer agree to. The covered person’s rate class will affect your cost of insurance.
The current maximum cost of insurance is $30.34 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.02 per $1,000 of net amount at risk.
Administration charge. We make this charge primarily to compensate us for expenses we incur in the administration of the Certificates, including our underwriting and start-up expenses. The Certificate will describe your administration charge. For certain groups we include this administration charge in the overall cost of insurance charge. For other groups, the charge will never exceed $5 per Certificate. We will determine differences in the administration charge rates applicable to different Certificates under the Group Policies based on expected differences in the administrative costs under the Certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from:
•
features that are agreed to by your Employer and us;
•
the extent to which certain administrative functions are to be performed by us or by your Employer; and
•
the expected average Certificate death benefit.
For those groups that have an explicit administration charge, the current maximum administrative charge that we apply is $3.00 per month.
Charges For Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See “Optional Benefits.”) The charges for individual riders are summarized in the Fee Table of this Prospectus. These riders may not be available in all states and some Plans may not offer certain riders.
Disability Waiver of Monthly Deduction Benefit. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. We charge a fee to compensate us for providing the coverage. The current charge is included in the cost of insurance charge. The current maximum cost of insurance is $30.34 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.02 per $1,000 of net amount at risk.
Dependent’s Life Benefits Rider (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of net amount at risk. The current maximum cost for Spouse coverage is $1.50 per $1,000 of net amount at risk and the current minimum cost for Spouse coverage is $0.08 per $1,000 of net amount at risk. The current maximum cost for Child coverage is $0.19 per $1,000 of net amount at risk and the current minimum cost for Child coverage is $0.08 per $1,000 of net amount at risk.
Accidental Death Benefit. This rider provides for the payment of an insurance benefit if the sole cause of the Insured’s death is an accident. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. We charge a fee to compensate us for providing the coverage.

The current charge is included in the cost of insurance charge. The current maximum cost of insurance is $30.34 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.02 per $1,000 of net amount at risk.
Accidental Death or Dismemberment Benefit. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met. We charge a fee to compensate us for providing the coverage. The current charge is included in the cost of insurance charge. The current maximum cost of insurance is $30.34 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.02 per $1,000 of net amount at risk.
Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.
Charge Against the Separate Account
We make this daily Mortality and Expense Risk charge against the assets in the Separate Account primarily to compensate us for:
•
mortality risks that covered persons may live for a shorter period than we expect; and
•
expense risks that our issuing and administrative expenses may be higher than we expect.
The maximum rate we may charge is equivalent to an effective annual rate of 0.90% of the cash value in the Separate Account.
We may determine differences in this charge for different Employer groups based on differences in the levels of mortality and expense risks. These differences arise mainly from the fact that:
•
the factors discussed above on which the cost of insurance and administration charges are based are more uncertain in some cases than others; and
•
our ability to recover any unexpected costs from Certificate charges varies from case to case depending on the maximum rates for such charges we agree to with Employers.
We reserve the right, if permitted by law, to change the structure of this charge so that it is charged on a monthly basis as a percentage of cash value in the Separate Account or so that it is charged as a part of the monthly deduction. Our right to change the structure of this charge does not permit us to increase the maximum rate that is stated in the Policy.
Currently, we charge an effective annual rate of 0.45% of the cash value in the Separate Account.
Variations in Charges
We will determine Certificate charge rates pursuant to our established actuarial procedures, and we will not discriminate unreasonably or unfairly against Owners of Certificates under any Group Policy.

Portfolio Charges
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolios shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A below.
Other Charges
Additional Taxes. In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Cash Surrender Value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.
Transaction fee for surrenders or partial withdrawals may be charged to compensate us for administrative costs. The transaction fee is the lesser of 2% of the amount withdrawn or $25.00.
Loan interest spread. We charge interest on Certificate loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The spread is guaranteed to never exceed 2%. The current maximum spread is 2% and the current minimum spread is 0.50%.
 LAPSE
Termination. We will terminate the Certificate without any Cash Surrender Value or death benefit if:
•
The Cash Surrender Value on any monthly anniversary is less than the monthly deduction; and
•
We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.
•
Your Certificate can also terminate in some cases if your Employer ends its participation in the Group Policy. This is discussed in detail under “Other Certificate Provisions — Effect of Termination of Employer Participation in the Group Policy” below.
Reinstatement. The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate the Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. If you meet the requirements to reinstate a lapsed Certificate, your face amount will be reinstated to the amount in effect immediately prior to the lapse.
You also must provide us with:
•
A written request for reinstatement; and
•
Evidence of insurability that we find satisfactory; and
•
An additional premium amount that the Certificate prescribes for this purpose.

FEDERAL TAX MATTERS
The following is a brief summary of some tax rules that may apply to the Certificate. Such discussion does not purport to be complete or to cover every situation. The summary does not address state, local or foreign tax issues related to the Certificate. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Certificate is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under the Certificate. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Certificate. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Insurance Proceeds
•
Insurance proceeds are generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the Owner of the Certificate covering the life of the Employee, if certain notice and consent and other requirements are not satisfied.
•
The proceeds may be subject to federal estate tax: (i) if paid to the covered person’s estate or (ii) if paid to a different beneficiary if the covered person possessed incidents of ownership at or within three years before death.
•
If you die before the covered person, the value of the Certificate (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
•
Whether or not any federal estate tax is due is based on a number of factors including the estate size.
•
The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.
Cash Value (If the Certificate Is Not a Modified Endowment Contract)
You are generally not taxed on your cash value until you withdraw it or surrender the Certificate or receive a distribution (such as when your Certificate terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Certificate years. Distributions during the first 15 Certificate years accompanied by a reduction in Certificate benefits, including distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans
•
Loan amounts you receive will generally not be subject to income tax, unless your Certificate is or becomes a modified endowment contract or terminates.
•
Interest on loans is generally not deductible.

•
If the Certificate terminates (upon surrender, cancellation, lapse, or the Final Date of replacement by your Employer of your group coverage with other group coverage) while any Certificate loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Certificate distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any gain. Please be advised that amounts borrowed and withdrawn reduce the Certificate’s cash value and any remaining Certificate cash value may be insufficient to pay the income tax on your gains.
Modified Endowment Contracts
These contracts are life insurance policies where the premiums paid during the first 7 years after the Certificate is issued, or after a material change in the Certificate, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Certificate include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to the Certificate after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause the Certificate to become a modified endowment contract.
Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Due to the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a modified endowment contract.
If your Certificate is considered a modified endowment contract the following applies:
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The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
•
Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in the Certificate) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
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An additional 10% income tax penalty generally applies to the taxable portion of the amounts you receive before age 59 1∕2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.
•
If a Certificate becomes a modified endowment contract, distributions that occur during the Certificate year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Diversification
In order for the Certificate to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Certificate. We believe that we satisfy and will continue to satisfy these diversification standards.
Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Certificate Owners of gains under their Certificate. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.
Investor Control
In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.
Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the Certificate or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Certificate Owner’s estate for purposes of the Federal estate tax if the Certificate Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Certificate Owner was not the insured, the fair market value of the Certificate would be included in the Certificate Owner’s estate upon the Certificate Owner’s death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Certificate Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under Federal, state and local law. The individual situation of each Certificate Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Withholding
To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax. Pursuant to Rev. Rul. 2004-97, Rev. Rul. 2004-75 will not apply to payments that are made to residents of Puerto Rico under life insurance contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Life Insurance Purchases by Nonresident Aliens
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance Certificates at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to the purchase of a Certificate.
Transfer of Issued Life Insurance Policies to Third Parties
If you transfer the Certificate to a third party, including a sale of the policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Changes to Tax Rules and Interpretations
Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Certificate. These changes may take effect retroactively. We reserve the right to amend the Certificate in any way necessary to avoid any adverse tax treatment.
Examples of changes that could create adverse tax consequences include:
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Possible taxation of cash value transfers between investment options;
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Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;
•
Possible changes in the tax treatment of Certificate benefits and rights.
Other Issues Relating to Group Variable Universal Life
While “employee pay all” group variable universal life should generally be treated as separate from any Internal Revenue Code Section 79 Group Term Life Insurance Plan also in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, possibly giving rise to adverse tax consequences. Finally,

Employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act (“ERISA”).
Tax Credits and Deductions
MetLife may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Certificate Owners since MetLife is the owner of the assets from which the tax benefits are derived.
The Company’s Income Taxes
Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Rights We Reserve
We reserve the right to make certain changes if we believe the changes are in the best interest of our Certificate Owners or would help carry out the purposes of the Certificate. We will make these changes in the manner permitted by applicable law and only after getting any necessary Owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the Divisions, and you will have a chance to transfer out of the affected Division (without charge). Some of the changes we may make include:
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Operating the Separate Account in any other form that is permitted by applicable law;
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Changes to obtain or continue exemptions from the 1940 Act;
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Transferring assets among Divisions or to other separate accounts, or our general account or combining or removing Divisions from the Separate Account;
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Substituting units in a Division for units of another Division of a Fund or another fund or investment permitted by law;
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Changing the way, we assess charges without exceeding the aggregate amount of the Certificate’s guaranteed maximum charges;
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Making any necessary technical changes to the Certificate to conform it to the changes we have made.
Some such changes might require us to obtain regulatory or Policy Owner approval. Whether regulatory or Policy Owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

OTHER CERTIFICATE PROVISIONS
Free Look Period
Carefully review the Certificate, which contains a full discussion of all its provisions. You can return the Certificate or terminate an increase in the specified face amount during this period. The period ends on the later of:
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10 days after you receive the Certificate or, in the case of an increase, the revised Certificate (unless state law requires a longer specified period); and
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45 days after we receive the completed enrollment form or specified face amount increase request.
If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days. If you terminate an increase in the specified face amount, we will restore all Certificate values to what they would have been had there been no increase. We will also refund any premiums paid so that the Certificate will continue to qualify as life insurance under the federal income tax laws.
Suicide
Subject to applicable state law, if the covered person commits suicide within the first two Certificate years (or any other period required by state law), your Beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the Beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.
Effect of Termination of Employer Participation in the Group Policy
Your Employer can terminate its participation in the Group Policy. In addition, we may also terminate your Employer’s participation in the Group Policy if either:
1.
during any twelve month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate); or
2.
your Employer makes available to its Employees another life insurance product;
Both your Employer and MetLife must provide ninety days written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to Employees in your Employer’s group.
You will remain an Owner of your Certificate if:
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you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your Employer’s participation; or
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you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.
For all other Owners,
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If your Employer replaces your group coverage with another life insurance product that is designed to have cash value,
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we will terminate the Certificate and

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we will transfer your Cash Surrender Value to the other life insurance product (or pay your Cash Surrender Value to you if you are not covered by the new product). Any outstanding loan may be taxable.
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If the other life insurance product is not designed to have cash value,
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we will terminate your Certificate and
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we will pay your Cash Surrender Value to you. In such case, the federal income tax consequences to you would be the same as if you surrendered your Certificate.
If your Employer does not replace your group coverage with another life insurance product, then, depending on the terms of the Certificate,
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you may have the option of choosing to become an Owner of a portable Certificate or a paid-up Certificate, and
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you may have the option of purchasing insurance based on the “conversion” rights set forth in the Certificate and of receiving the Cash Surrender Value of the Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.
Portable Certificate. A Certificate becomes “portable” when an event specified in the Certificate occurs. These events may include:
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termination of the payroll deduction plan with no successor carrier;
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other termination of the covered person’s employment; or
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the sale by your Employer of the business unit with which the covered person is employed.
If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your Employer’s group for purposes of determining cost of insurance rates and charges.
Assignment and Change in Ownership
You can assign the Certificate if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at your Administrative Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.
Reports
Generally, you will promptly receive statements confirming your significant transactions such as:
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Change in specified face amount;
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Transfers among Divisions (including those through Systematic Investment Strategies, which may be confirmed quarterly);
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Partial withdrawals;
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Loan amounts you request; and
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Loan repayments and premium payments.
If your premium payments are made through a payroll deduction plan, we will not send you any confirmation in addition to the one you receive from your bank or Employer.

We will also send you an annual statement generally within 30 days after a Certificate year. That statement will summarize the year’s transactions and include information on:
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Deductions and charges;
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Status of the death benefit;
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Cash and Cash Surrender Value;
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Amounts in the Divisions and Fixed Account;
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Status of Certificate loans;
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Automatic loans to pay interest; and
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Information on your modified endowment contract status (if applicable).
We will also make available to you a Fund’s annual and semi-annual reports to shareholders.
When Your Requests Become Effective
Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Administrative Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
The Valuation Date is each day on which the Exchange is open for trading.
Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the Exchange, or if the Exchange is not open that day, then we will treat it as received on the next day when the Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the Exchange, even if due to our delay (such as a delay in answering your telephone call).
If your Employer’s participation in the Group Policy is still in its first year, the effective time of premium allocation instructions and transfer requests you make in the Certificate enrollment form, or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. During the 20 day period, all of your cash value is automatically allocated to our Fixed Account. Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.
If your Employer’s participation in the Group Policy is not still in its first year, the Investment Start Date is the effective time of the allocation instructions you made in the Certificate enrollment form.
If your Employer has determined to exchange your current insurance coverage for a MetLife Group Policy, there may be a delay between the effective date of the Certificate and the receipt of any cash value from the prior certificate for the 1035 exchange. At the sole discretion of MetLife, the premium attributable to the 1035 exchange may be credited interest from the Certificate effective date. In no case will transfers among the investment options for the premium attributable to the 1035 exchange be applied prior to the date of receipt.
The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

Payment and Deferment
We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months.
Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
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The New York Stock Exchange has an unscheduled closing.
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There is an emergency so that we could not reasonably determine the investment experience of the Certificate.
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The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Certificate Owners (provided that the delay is permitted under New York State insurance law and regulations).
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With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.
We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Certificate Owner’s check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Certificate Owner’s check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Certificate Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions regarding transfers, loans, partial withdrawals, and certain Certificate Owner changes, subject to the following conditions:
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We will employ reasonable procedures to confirm that instructions are genuine;
•
If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss;
•
These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you; and
•
We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
Third Party Requests
Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Certificate Owners, and who simultaneously makes the same request or series of requests on behalf of other Certificate Owners.
Exchange Privilege
If you decide that you no longer want to take advantage of the Divisions, you may transfer all of your money into the Fixed Account. No transaction charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Certificate months (or within 24 Certificate months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Certificate cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.
SALES OF CERTIFICATES
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Group Policies and Certificates. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800) 289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Distributing the Group Policies and Certificates
MLIDC enters into selling agreements with broker-dealers who sell the Group Policies and Certificates through their registered representatives who are also licensed life insurance sales representatives.
We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policies and Certificates, e.g., commissions payable to the broker-dealers who sell the Group Policies and Certificates.

Commissions and Other Compensation
We may pay commissions to the registered broker-dealers (also referred to as selling firms) who have entered into selling agreements with MLIDC. Commissions or fees which are payable to a broker-dealer or third party administrator, including maximum commissions, are set forth in our schedules of group insurance commission rates. These commissions consist of:
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Up to 15% of the cost of insurance, and may be based on the services provided by the broker-dealer or a third party administrator, and
•
A per-Certificate payment, based on the total number of Certificates issued under a Group Policy.
We may require all or part of the commission to be returned to us by the broker-dealer if you do not continue the Certificate for at least two years.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group- related products (“Products”) with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period, or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a prior one-year period; (4) the block growth of the Products in force through your intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participating in an insurer panel or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation.
Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK-4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative.
Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy or from the Fixed Account of the Company.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Group Policies and the Certificates.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Certificate to government regulators.

FINANCIAL STATEMENTS
The financial statements comprising each Division of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Certificate.

GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at (800) 756-0124.
Age: For the purpose of computing the covered person’s age under the Certificate, we start with the covered person’s age on a day selected by your Employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your Employer and us.
Beneficiary — The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Certificate on the date of surrender, less any outstanding loans, including accrued and unpaid loan interest, accrued and unpaid monthly deductions and any surrender transaction fee.
Date of Certificate: a date set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).
Date of Receipt: The date on which a request is effective and is generally the end of the Valuation Period during which we receive the request at our Administrative Office.
Division — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date of the Certificate — The date on which insurance coverage shall take effect for an Insured.
Employee — A person who is employed by an Employer and members of associations.
Employer — The Employer or association that is issued a Group Policy or participates in the Group Policy issued to the trust.
Final Date — The Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law.
Fixed Account — The Certificate option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 3%. We may credit higher rates of interest, but are not obligated to do so. The Fixed Account is part of the Company’s general account. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.

Fund – An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account.
Group Policy — A group variable universal life insurance policy issued by the Company to an Employer or to a trust through which an Employer participates. or to the MetLife Group Insurance Trust or similar trust.
Insured —  The person whose life is insured under a Certificate.
Investment Start Date — Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.
Loan Account — The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company’s general account assets.
Monthly Anniversary — The same date in each succeeding month as the Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium charges.
Owner (or you) — The Owner of a Certificate, as designated in the application or as subsequently changed.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
Separate Account — Metropolitan Life Insurance Company Separate Account UL, a separate investment account established by the Company to receive and invest the netpremiums paid under the Certificate.
Specified Face Amount —  The specified face amount is the basic amount of life insurance specified in the Certificate while the Certificate remains in force.
Spouse — An Employee's legal spouse.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CERTIFICATE
The following is a list of the Portfolios currently available under the Certificate. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000225. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited (subsidiary of Baillie Gifford & Co.)	0.73%	-28.60%	-0.23%	4.45%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	-19.02%	8.82%	12.46%
Allocation	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.40%	-13.53%	2.80%	4.94%
Allocation	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.48%	-15.69%	3.73%	6.07%
Allocation	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.54%	-16.87%	4.61%	7.49%
Allocation	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.63%	-18.22%	5.89%	8.71%
Allocation	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.63%	-18.22%	5.89%	8.80%
US Equity	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.70%	-28.15%	6.39%	10.57%
A-1

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	-31.70%	3.03%	8.05%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-13.09%	-0.18%	0.82%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	-14.47%	1.40%	4.39%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	-20.23%	4.09%	9.00%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
US Equity	MFS® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
US Equity	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	-22.15%	6.11%	11.35%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC (Legg Mason)	0.55%	-16.66%	0.18%	2.19%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-2

Additional information about the Certificate and the Separate Account can be found in the Statement of Additional Information dated the same day as this Prospectus. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information by visiting dfinview.com/metlife/tahd/MET000225 or calling (800) 756-0124 writing to us at our Administrative Office. To receive a personalized illustration of death benefits, Cash Surrender Values and cash values, request other information about the Certificates and make investor inquiries, call us at (800) 756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000011874

GROUP VARIABLE UNIVERSAL LIFE POLICIES
Metropolitan Life Separate Account UL
Issued by Metropolitan Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2023 for Group Variable Universal Life and should be read in conjunction therewith. A copy of that Prospectus and prospectuses for the Portfolios may be obtained by visiting https://dfinview.com/metlife/tahd/MET000225 or by sending an email request to GVUL-eservice@metlifecommercial.com or by writing to us at: MetLife GVUL; Suite 600; 11330 Olive Boulevard, St. Louis Mo. 63141; or calling us at (800) 756-0124.
Unless otherwise indicated, terms used in this Statement of Additional Information have the same meaning as they do in the Prospectus.
SAI-1

Table of Contents

Page
THE COMPANY AND THE SEPARATE ACCOUNT	SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CERTIFICATES	SAI-3
Limits To MetLife’s Right To Challenge The Certificate	SAI-3
Misstatement Of Age Or Sex	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-3
ADDITIONAL INFORMATION ABOUT VOTING	SAI-3
ADDITIONAL INFORMATION ABOUT COMMISSIONS	SAI-4
REPORTS	SAI-4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-4
FINANCIAL STATEMENTS	SAI-5
SAI-2

THE COMPANY AND THE SEPARATE ACCOUNT
Metropolitan Life Insurance Company (“MetLife,” “Metropolitan Life,” “we,” “us” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166. The Company is a wholly-owned subsidiary of MetLife, Inc.
We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”).
For more information about MetLife, please visit our website at www.metlife.com
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CERTIFICATES
Limits To MetLife’s Right To Challenge The Certificate
We will not contest:
•
The Certificate after two Certificate years from issue or reinstatement (excluding riders added later);
•
An increase in a death benefit after it has been in effect for two years.
Misstatement Of Age Or Sex
We will adjust benefits to reflect the correct age and sex of the insured, if this information isn’t correct in the Certificate enrollment form.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment of Proceeds: We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Certificate Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Certificate. We pay interest on the death benefit proceeds from the date of receipt of documentation we require to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest: The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract Owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
ADDITIONAL INFORMATION ABOUT VOTING
If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC.
SAI-3

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing: The Certificate’s cash value in the corresponding Division; by the net asset value of one share of that Portfolio.
We will count fractional votes.
If we do not receive timely voting instructions from Certificate Owners and other insurance and annuity Owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same Separate Account for which we did receive voting instructions. The effect of this proportional voting is that a small number of Certificate Owners may control the outcome of the vote. Also, we will vote Portfolio shares that are not attributable to insurance or annuity Owners (including shares that we hold in our general account) or that are held in Separate Accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity Owners.
ADDITIONAL INFORMATION ABOUT COMMISSIONS
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, New York 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Group Policies and Certificates are sold through licensed life insurance sales representatives who are associated with broker-dealers with which MLIDC enters into a selling agreement.
While the Group Policy is no longer sold, Certificates are sold to new participants under existing Group Policies.
MLIDC received sales compensation with respect to the Group Policies and Certificates in the following amounts.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2022	$242,849	$0
2021	$237,644	$0
2020	$316,884	$0
REPORTS
We will send you an annual statement showing your Certificate's death benefit, Cash Value and any outstanding Certificate loan principal.
We will also confirm Certificate loans, account transfers, lapses, surrenders and other Certificate transactions when they occur.
We will make available periodic reports containing the financial statements of the Portfolios. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Metropolitan Life Separate Account UL as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in or partial periods included within the three-year period ended December 31, 2022, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2022, incorporated by reference in this Statement of Additional
SAI-4

Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL and the audited consolidated financial statements of the Company are incorporated by reference to the submission form type N-VPFS, File No. 811-06025, filed by the Separate Account with the SEC on March 31, 2023. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-5

Part C: Other Information
Item 30. Exhibits
(Note: Some of the exhibits listed below are not available on the Commission’s EDGAR system, Registrant has not hyperlinked those Exhibits to the documents listed. See Securities Act Rule 411(d).)
(a)
Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate
Account UL. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration
Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)		Custodian Agreements. None.
(c)	(i)	Form of Broker Agreement. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033-91226) filed September 8, 1995.)
	(ii)	Forms of Selling Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)
	(iii)	Form of Retail Sales Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 25, 2006.)
(iv)
Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Metropolitan Life Separate
Account E, File No. 333-52366, filed April 23, 2019).

(v)
Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010.
(Incorporation herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s
Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(vi)
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September
2012. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement
on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)	(i)
Specimen Group Variable Universal Life Insurance Policy (including any alternative pages as required by state law)
with form of riders, if any. (Incorporated herein by reference to the initial filing of this Registration Statement of
Separate Account UL (File No. 33-91226) on April 14, 1995.)

(ii)
Specimen of Group Variable Universal Life Insurance Certificate (including any alternative pages required by state law)
with forms of riders. (Incorporated herein by reference to the initial filing of this Registration Statement of Separate
Account UL (File No. 33-91226) on April 14, 1995.)

(e)	(i)
Application for Policy and Form of Receipt. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registrant’s Registration Statement on Form S-6 (File No. 033-91226) filed September 8, 1995.)

(ii)
Enrollment Form for Certificate and Form of Receipt. (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033- 91226) filed September 8, 1995.)

(iii)
Request for Systematic Transfer Option Form. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033-91226) filed September 8, 1995.)

(iv)
Enterprise Application for Policy. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(f)	(i)
Amended and Restated Charter and By-Laws of Metropolitan Life. (Incorporated herein by reference to Post-Effective
Amendment No. 11 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 6, 2000.)

(ii)
Amended and Restated Charter and By-laws of Metropolitan Life. (Incorporated herein by reference to Metropolitan
Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)

(iii)
Amended and Restated By-laws of Metropolitan Life. (Incorporation herein by reference to Post-Effective Amendment
No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed February 6,
2008.)

(iv)
Amended and Restated Charter of Metropolitan Life Insurance Company. (Incorporated herein by reference to Post-
Effective Amendment No. 24 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E
on Form N-4 filed on April 21, 2022.)

(g)		Reinsurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(h)	(i)
Participation Agreement with Met Investors Series Trust. (Incorporated herein by reference to the Metropolitan Life
Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed March 5, 2002.)

(ii)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC and Metropolitan Life Insurance
Company (8/31/07). (Incorporation herein by reference to Post- Effective Amendment No. 9 to Metropolitan Life
Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed September 10, 2007.)

(iii)
Amended and Restated Participation Agreement and First Amendment to Participation Agreement among
Metropolitan Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II,
Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V and
Fidelity Distributors Corp. (Incorporation herein by reference to Post-Effective Amendment No. 15 to Registrant’s
Registration Statement on Form N-6 (File No. 033-91226) filed April 18, 2008.)

(iv)
First & Second Amendments to the Participation Agreement with Met Investors Series Trust. (Incorporation herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-
57320) filed April 16, 2009.)

(v)
Summary Prospectus Agreement with Fidelity Variable Insurance Products Fund. (Incorporated herein by reference to
Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed
April 14, 2011.)

(vi)
Amendments to Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on
Form N-6 (File No. 033-57320) filed April 12, 2012.)

(vii)
Participation Agreement, dated March 6, 2017, by and among Brighthouse Funds Trust I, Metropolitan Life Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post- Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form
N-4 (File No. 333-176654) filed April 12, 2017.)

(viii)
Participation Agreement, dated March 6, 2017, by and among Brighthouse Funds Trust II, Metropolitan Life Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post- Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form
N-4 (File No. 333-176654) filed April 12, 2017.

(ix)
Amendment, dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust I, Metropolitan
Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-4 (File No. 333-
83716) filed April 28, 2021.)

(x)
Amendment, dated January 1, 2021, to the Participation Agreement among Brighthouse Funds Trust II, Metropolitan
Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-4 (File No. 333-
83716) filed April 28, 2021.)

(xi)
Amended and Restated Participation Agreement, dated January 26, 2018, among Variable Insurance Products Funds,
Fidelity Distributors Corporation and Metropolitan Life Insurance Company. (Incorporated herein by reference to
PostEffective Amendment No. 5 to Registration Statement for Metropolitan Life Separate Account E on Form N-4 (File
No. 333-190296) filed April 10, 2018.)

(i)		Administrative Contracts. None.
(j)		Other Material Contracts. None.
(k)
Opinion and Consent of Marie C. Swift as to the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6 (File No. 033-
91226) filed April 29, 2005.)

(l)		Actuarial Opinion. None.
(m)		Calculation. None.
(n)		Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(o)		Omitted Financial Statements. None.
(p)		Initial Capital Agreements. None.
(q)	(i)
Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 033-
91226) filed September 8, 1995.)

(ii)
Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii). (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File
No. 033-47927) filed April 10, 2001.)

(r)		Form of Initial Summary Prospectuses. (Filed herewith.)
(s)	(i)
Powers of Attorney for Carla Harris, Carlos M. Gutierrez, Catherine Ruane Kinney, Cheryl Wray Grisé, David Herzog,
Denise Mullen Morrison, Diana McKenzie, Edward Joseph Kelly, III, Gerald Lee Hassell, John McCallion, Mark
Weinberger, Michel Khalaf, Robert Glenn Hubbard, Tamara Schock and William Earl Kennard for Metropolitan Life
Insurance Company and its designated Separate Accounts. (Incorporated herein by reference to Registration
Statement for Metropolitan Life Insurance Co. (File No. 333-268428) on Form S-3, filed November 17, 2022).

(ii)
Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to the Registration Statement on Form S-3A (File No. 333-268428) filed on
March 27, 2023.)

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Item 31. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166
Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Carla Harris Senior Client Advisor Morgan Stanley 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson Partner Paul, Weiss, Rifkind, Wharton & Garrison LLP 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer

NAME	POSITIONS WITH DEPOSITOR
Marlene Debel	Executive Vice President and Chief Risk Officer
Stephen W. Gauster	Executive Vice President and General Counsel
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer
Bill Pappas	Executive Vice President, Global Technology & Operations
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2022
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2022. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	MLIC CB Holdings LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MLIC Asset Holdings LLC (DE)
	6.	ML Bellevue Member, LLC (DE)
	7.	ML Clal Member, LLC (DE)
	8.	CC Holdco Manager, LLC (DE)
	9.	Euro CL Investments, LLC (DE)
	10.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	11.	6104 Hollywood, LLC (DE)
	12.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	13.	MetLife Securitization Depositor LLC (DE)
	14.	WFP 1000 Holding Company GP, LLC (DE)

15.	MTU Hotel Owner, LLC (DE)
16.	MetLife Water Tower Owner LLC
17.	Missouri Reinsurance, Inc. (CYM)
18.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
	a.	The Building at 575 Fifth Retail Holding LLC (DE)
		1)	The Building at 575 Fifth Retail Owner LLC (DE)
19.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital
Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

		1)	Met Canada Solar ULC (CAN)
20.	Plaza Drive Properties, LLC (DE)
21.	White Oak Royalty Company (OK)
22.	Metropolitan Tower Realty Company, Inc. (DE)
23.	Midtown Heights, LLC (DE)
24.	MetLife Legal Plans, Inc. (DE)
	a.	METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
25.	MetLife Next Gen Ventures, LLC (DE)
26.	MetLife Properties Ventures, LLC (DE)
27.	MET 1065 HOTEL, LLC (DE)
28.	ML MMIP Member, LLC (DE)
29.	Transmountain Land & Livestock Company (MT)
30.	MEX DF Properties, LLC (DE)
31.	PREFCO Fourteen, LLC (DE)
32.	ML HS Member LLC (DE)
33.	MetLife Tower Resources Group, Inc. (DE)
34.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.
35.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	c.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
36.	Corporate Real Estate Holdings, LLC (DE)
37.	St. James Fleet Investments Two Limited (CYM)
	a.	OMI MLIC Investments Limited (CYM)
38.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
39.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

40.	ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company
41.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by MLIC and 10.16% by Metropolitan Tower Life Insurance Company.
42.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
43.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.
44.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
45.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
46.	Haskell East Village, LLC (DE)
47.	ML Sloan’s Lake Member, LLC (DE)
48.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
49.	ML Terminal 106 Member, LLC (DE)
50.	Boulevard Residential, LLC (DE)
51.	MetLife Ontario Street Member, LLC (DE)
52.	Pacific Logistics Industrial South, LLC (DE)
53.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)
54.	METLIFE ACOMA OWNER, LLC (DE)
55.	1201 TAB Manager, LLC (DE)
56.	MetLife 1201 TAB Member, LLC (DE)
57.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
58.	ML 300 THIRD MEMBER LLC (DE)
59.	MNQM TRUST 2020 (DE)
60.	MetLife RC SF Member, LLC (DE)
61.	Oconee Hotel Company, LLC (DE)
62.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
63.	ML Hudson Member, LLC (DE)
64.	MLIC Asset Holdings II LLC (DE)
65.	MCJV, LLC (DE)
66.	ML Sentinel Square Member, LLC (DE)
67.	MetLife THR Investor, LLC (DE)
68.	ML MATSON MILLS MEMBER LLC (DE)
69.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
70.	Southcreek Industrial Holdings, LLC (DE)
71.	ML OMD Member, LLC (DE)

72.	MetLife OFC Member, LLC (DE)
73.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.
74.	MetLife 425 MKT Member, LLC (DE)
75.
MetLife GV Owner LLC (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan GHV (Hotel) Fund LP.;
MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC, (ii) 10.027182% by MTL GV Owner
LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

76.	MMP OWNERS III, LLC (DE)
	a.	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
		1)	MMP HOLDINGS III, LLC (DE)
			a)	MMP CEDAR STREET REIT, LLC (DE)
(1) MMP CEDAR STREET OWNER, LLC (DE)
			b)	MMP SOUTH PARK REIT, LLC (DE)
(1) MMP SOUTH PARK OWNER, LLC (DE)
			c)	MMP OLIVIAN REIT, LLC (DE)
(1) MMP Olivian Owner, LLC (DE)
77.	MC Portfolio JV Member, LLC (DE)
78.	Pacific Logistics Industrial North, LLC (DE )
79.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
80.	ML One Bedminster, LLC (DE)
81.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.
82.	ML-AI MetLife Member 3, LLC (DE)
83.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
84.	ML-AI MetLife Member 5, LLC (DE)
85.	MetLife HCMJV 1 GP, LLC (DE)
86.	MetLife HCMJV 1 LP, LLC (DE)
87.	ML Corner 63 Member, LLC (DE)
88.	MCRE BLOCK 40, LP (DE)
89.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
90.	MetLife Japan US Equity Owners LLC (DE)
91.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
92.	MMP Owners, LLC (DE)
93.	10700 Wilshire, LLC (DE)
94.	Chestnut Flats Wind, LLC (DE)
95.	ML Terraces, LLC (DE)
96.	Viridian Miracle Mile, LLC (DE)
97.	MetLife Boro Station Member, LLC (DE)
98.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (U.S.) LLC (DE)
		1)	LHC Holdings (U.S.) LLC (DE)
			a)	LHCW Hotel Holdings LLC (DE)

(1) LHCW Hotel Holdings (2002) LLC (DE)
(2) LHCW Hotel Operating Company (2002) LLC (DE)
	99.	White Tract II, LLC (DE)
	100.	MetLife 1007 Stewart, LLC (DE)
	101.	MetLife OBS Member, LLC (DE)
	102.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	103.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	104.	MCPP Owners, LLC (DE)
	105.	MetLife Chino Member, LLC (DE)
	106.	MetLife 8280 Member, LLC (DE)
	107.	MetLife Campus at SGV Member LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	WDV Acquisition Corp, (DE)
				a)	Davis Vision, Inc. (NY)
(1) Versant Health Lab, LLC (DE)
(2) DavisVision IPA, Inc. (NY)
		b.	Superior Vision Holdings, Inc. (DE)
			1)	Superior Procurement, Inc. (DE)
			2)	Superior Vision Services, Inc. (DE)
				a)	Superior Vision Insurance, Inc. (AZ)
		c.	Block Vision Holdings Corporation (DE)
			1)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
			2)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
			3)	Vision 21 Physician Practice Management Company (FL)
			4)	Superior Vision Benefit Management, Inc. (NJ)
				a)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)
				b)	Block Vision of Texas, Inc. (TX)
				c)	UVC Independent Practice Association, Inc. (NY)
				d)	MEC Health Care, Inc. (MD)
				e)	Superior Vision of New Jersey, Inc. (NJ)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)

	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company GmbH (Swiss)
		a.	MetLife, LIfe Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
		b.	MetLife Global Holding Company II GmbH (Swiss)
			1)	MetLife Investment Management Holdings (Ireland) Limited (Ireland) and subsidiaries
			2)	Closed Joint-Stock Company Master-D (Russia)
3)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, International Technical and Advisory Services
Limited, Borderland Investments Limited and Natiloportem Holdings, LLC each own 10.0000315938813% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009%.

4)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

			5)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
			6)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
7)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by
MetLife Global Holding Company I GmbH (Swiss).

				a)	Fundación MetLife Mexico, A.C.
			8)	MetLife International Holdings, LLC (DE)
				a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica,
S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.

(2) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
				b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
(1) MAXIS Services, LLC (DE)
(a) MAXIS Insurance Brokerage Services, Inc. (DE)
				c)	MetLife Asia Limited (Hong Kong)
				d)	MetLife International Limited, LLC (DE)

	e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

	g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
	h)	MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
		(1)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
			(a)	MetLife Insurance Company of Korea, Ltd.
				i.	MetLife Financial Services, Co., Ltd. (South Korea)
			(b)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
				i.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
				ii.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				iv.	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.
		(3)	MetLife Ireland Treasury d.a.c (Ireland)
			(a)	MetLife General Insurance Limited (Australia)
			(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
				i.	MetLife Services Pty Limited (Australia)
				ii.	MetLife Investments Pty Limited (Australia)
[1]
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment
Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited
(“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY Limited.

	i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem
Holdings, LLC.

	m)	PNB MetLife India Insurance Company Limited -46.87% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora
de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by
Natiloportem Holdings, LLC.

9)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
	a)	MetLife Investments Asia (Hong Kong)

				b)	MetLife Investments Limited (England/UK)
				c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
				d)	MetLife Investment Management Europe Limited (Ireland)
				e)	Affirmative Investment Management Partners Ltd (UK)
				f)	Affirmative Investment Management Australia Pty Ltd (Australia)
				g)	Affirmative Investment Management Japan K.K. (Japan)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.99% is held by MetLife Chile Inversiones Limitada and 0.01% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

			1)	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
a)
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Adminis-
tradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile
Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
			1)	MetLife International PE Fund I, LP (CYM) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 4.12% is owned by MetLife Mexico S.A.,
2)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited,

3)
MetLife International PE Fund II, LP (CYM) - 97.90% of the limited partnership interests of MetLife
International PE Fund II, LP is owned by MetLife Insurance K.K. (Japan) and 2.1% by MetLife Mexico, S.A.

4)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited,

5)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited,

6)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

7)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

	8)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Bellevue Manager, LLC (DE)
j.	1350 Eye Street Manager, LLC (DE)
k.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life
Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746)
owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance K.K. owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

a)
MetLife Core Property REIT, LLC (DE) - MetLife Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP
SoCal Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The
Palms at Doral, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC;
MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal
Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial – Bernardo, LLC;
MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble
Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B,
LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco,
LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings,
LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP
Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames
Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC;
MCP- Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP
Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF-
Needham, LLC (100%); 60 11th Street, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member,
LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park Member, LLC; MCP Denver
Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle Gateway Industrial II, LLC;
MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP Burnside Member, LLC;
MCP Vance Jackson, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue
Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center
Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member,
LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP Hub I, LLC; MCP Hub I Property,
LLC (100%); MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; Mountain
Technology Center Venture, LLC (100%); MCP 38th West Highland, LLC; Mountain Technology Center A,
LLC; Mountain Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology
Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce
Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue
Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC
(79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LLC; MCP 50-60 Binney,
LLC; MCP HH Hotel LB, LLC; MCP HH Hotel TRS, LB, LLC (100%); MCP Rausch Creek Logistics Center
Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP 249 Industrial Business Park,
LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley Boulevard Industrial Member,
LLC (100%); MCP Key West, LLC; MCP West Fork, LLC; MCP Broadstone, LLC; MCP Ranchero Village MHC
Member, LLC; MCP Block 23 Residential Owner, LLC; MCP Financing, LLC; MCP Longhaven Estates
Member, LLC.

		b)	MetLife Core Property Holdings, LLC (DE)
			(1)	MCP Property Management, LLC (DE)
			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
l.	MetLife Senior Direct Lending GP, LLC (DE)
	1)	MetLife Senior Direct Lending Fund, LP (CYM)
		a)	MetLife Senior Direct Lending Finco, LLC (DE)
			(1)	MetLife Senior Direct Lending Holdings, LP (DE)
	2)	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
m.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea
Limited owns 1.4%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
				(a)	MCMIF Holdco I, LLC (DE)
				(b)	MCMIF Holdco II, LLC (DE)
				(c)	MCMIF Holdco III, LLC (DE)
n.	MIM Campus at SGV Manager, LLC (DE)
o.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life
Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
p.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”). The
interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P. is
the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds 0.0001%
of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

q.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). MetLife Investment Management, LLC is the sole limited partner in the Fund.

r.	MetLife Loan Asset Management LLC (DE)
s.	MIM CM Syndicator LLC (DE)
t.	MetLife MMPD II Special, LLC (DE)
u.	ML - URS Port Chester SC Manager, LLC (DE)
v.	Hampden Square Manager LLC (DE)
w.	MLIA SBAF Manager, LLC (DE)
x.	MLIA SBAF Colony Manager LLC (DE)
y.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
z.	MIM Rincon Manager, LLC (DE)
aa.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) -MetLife Middle Market Private Debt Parallel GP,
LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

bb.	MetLife Enhanced Core Property Fund GP, LLC (DE)

1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property Management,
LLC; MEC Whiteland Logistics,LLC.

cc.	GV Venture Manager LLC (DE)
dd.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC, (ii)
10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

ee.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short
Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

	3)	MetLife Long Short Credit Parallel Fund, LP (CYM) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
ff.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II,LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). MetLife Middle Market Private
Debt II Rated Fund, LP owns 95.37% and the General Partner owns 0.44% with the remainder held by MetLife employees.

gg.	MIM OMD Manager LLC (DE)
hh.	MetLife Japan US Equity Fund GP LLC (DE)
1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

			(1)	MetLife ConSquare Member, LLC (DE)
			(2)	MREF 425 MKT, LLC (DE)
ii.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the non-member manager of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

jj.	MIM Alder Avenue Industrial Manager, LLC (DE)
kk.	MIM Valley Boulevard Industrial Manager, LLC (DE)

		ll.	MIM Intersect Manager, LLC (DE)
		mm.	Water Tower Manager LLC (DE)
		nn.	MMIP Manager, LLC (DE)
		oo.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
		pp.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
		qq.	MIM Cooperative Manager, LLC (DE)
		rr.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 59.3% of the Fund. The remainder is held by third parties.

		ss.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by
Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC. The remainder is held by a third party.

H.	Delaware American Life Insurance Company (DE)
I.	Cova Life Management Company (DE)
J.	MetLife Consumer Services, Inc. (DE)
K.	MetLife Global, Inc. (DE)
L.	MetLife Global Benefits, Ltd. (CYM)
M.	Newbury Insurance Company, Limited (DE)
N.	MetLife European Holdings, LLC (DE)
O.
Inversiones MetLife Holdco Dos Limitada (CHL) -99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

P.	MetLife Reinsurance Company of Charleston (SC)
Q.	MetLife Capital Trust IV (DE)
R.	MetLife Home Loans, LLC (DE)
S.	MetLife Pet Insurance Solutions, LLC (KY)
T.	Metropolitan General Insurance Company (RI)
U.	MetLife Insurance Brokerage, Inc. (NY)
V.	MetLife Reinsurance Company of Vermont (VT)
W.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
			1)	MetLife Services East Private Limited (IND) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
			2)	MetLife Global Operations Support Center Private Limited (IND) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.
X.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 33. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B|
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S
(b)
MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Vice President
Bradd Chignoli 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Robert Stanek 200 Park Avenue New York, NY 10166	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Lorene Elsie Guardado 200 Park Avenue New York, NY 10166	Assistant Vice President
Michelle Klotzbach 200 Park Avenue New York, NY 10166	Vice President
Aaron McClain 200 Park Avenue New York, NY 10166	Vice President
Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
(c)
Compensation from the Registrant. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$5,164,893	$0	$0	$0
Item 35. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Registrant
(b)
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(c)
MetLife Investors Distribution Company
200 Park Avenue
New York, NY 10166
(d)
MetLife
18210 Crane Nest Drive
Tampa, FL 33647
Item 36. Management Services
Not applicable
Item 37. Fee Representation
Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, and State of Missouri, on this 19th day of April, 2023.
Metropolitan Life Separate Account UL (Registrant)
By:	Metropolitan Life Insurance Company (Depositor)
By:	/s/ ELIZABETH RICH
Elizabeth Rich
Assistant Vice President

Metropolitan Life Insurance Company (Depositor)
By:	/s/ ELIZABETH RICH
Elizabeth Rich
Assistant Vice President

Signatures
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 2023.
Signature	Title
*	Chairman of the Board and Director
R. Glenn Hubbard
*	President, Chief Executive Officer and Director
Michel A. Khalaf
*	Executive Vice President and Chief Financial Officer
John Dennis McCallion
*	Executive Vice President and Chief Accounting Officer
Tamara Schock
*	Director
Cheryl W. Grisé
*	Director
Carlos M. Gutierrez
*	Director
Carla A. Harris
*	Director
Gerald L. Hassell
*	Director
David L. Herzog
*	Director
Jeh Charles Johnson
*	Director
Edward J. Kelly, III
*	Director
William E. Kennard
*	Director
Catherine R. Kinney

Signature	Title
*	Director
Diana McKenzie
*	Director
Denise M. Morrison
*	Director
Mark A. Weinberger

By:	/s/ Robin Wagner
Robin Wagner
Attorney-in-fact April 19, 2023
*
Metropolitan Life Insurance Company. Executed by Robin Wagner on behalf of those indicated pursuant to powers of attorney.